UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 10, 2003

                           Commission File No. 1-16263

                           MARINE PRODUCTS CORPORATION
             (exact name of registrant as specified in its charter)

            Delaware                                            58-2572419
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                         Identification Number)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                                 (404) 321-7910
               Registrant's telephone number, including area code

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Item 5. Other Events and Regulation FD disclosure

On July 10, 2003, registrant issued a press release entitled "Marine Products Corporation Reports Stock Buyback," that announces the repurchase of 95,000 shares of Marine Products Corporation common stock during the second quarter of 2003.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

            Exhibit 99 - Press release dated July 10, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Marine Products Corporation.

Date: July 10, 2003                        /s/ BEN M. PALMER
                                           -------------------------------------
                                           Ben M. Palmer
                                           Vice President,
                                           Chief Financial Officer and Treasurer